Off - Balance Sheet Exposures	12 Months Ended
Mar. 31, 2022
Disclosure of Off - Balance Sheet Exposures [Abstract]
OFF-BALANCE SHEET EXPOSURES
14.	OFF-BALANCE SHEET EXPOSURES

Pursuant to agreements signed in October 2020 and January 2021, the Group has extended a credit facility of $1,000 to a new customer for 30 months. This credit facility is collateralized by the intellectual property rights of the customer, personal guarantees of the shareholders of the customer and 10% of the common stock of the customer. As of March 31, 2022, the customer has utilized $699 of the credit facility and the amount was reflected in accounts receivable. The Group has an off-balance sheet exposure of credit facility of $301 as of March 31, 2022. The allowance for expected credit losses for the utilized credit facility and unutilized credit facility were $18 and $8 respectively, as of March 31, 2022.